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                                                                    Exhibit 99.1

                          UNISON HEALTHCARE CORPORATION
                     ACTUAL AND PROJECTED FINANCIAL RESULTS




                                           Historical
                                    -----------------------
                                    Two months   Eight months                               Projected
                                      ended         ended                            Years ended December 31,
                                    August 31,    August 31,     ----------------------------------------------------------------
                                       1998          1998          1999          2000          2001          2002          2003
                                    ----------   ------------    --------      --------      --------      --------      --------
Total revenues                       $ 30,547      $133,347      $135,575      $142,479      $149,208      $154,354      $160,177

Expenses:
   Wages and related                   16,073        68,520        62,686        64,639        66,732        68,735        70,885
   Other operating                     11,343        48,519        51,135        52,940        54,710        56,507        58,410
   Rent                                 2,292         9,958        14,870        15,209        15,504        15,913        16,231
   Reorganization costs                   675         1,543            --            --
                                     --------      --------      --------      --------      --------      --------      --------

                                       30,383       128,540       128,691       132,788       136,946       141,155       145,526
                                     --------      --------      --------      --------      --------      --------      --------

Earnings (loss) before interest,
   taxes, depreciation and
   amortization (EBITDA)             $    164      $  4,807      $  6,884      $  9,691      $ 12,262      $ 13,199      $ 14,651
                                     ========      ========      ========      ========      ========      ========      ========

Average occupancy                        79.6%         80.2%         83.0%         85.0%         87.0%         87.3%         88.2%